UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015 (July 28, 2015)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective July 28, 2015, Kimberly R. Frye will no longer serve as the Company’s Senior Vice President, General Counsel and Secretary. Ms. Frye will remain an employee of the Company until October 26, 2015. In connection with her departure, (i) Ms. Frye will receive $690,000.00 payable over the next 24 months after termination and certain other benefits and (ii) Ms. Frye’s unvested equity awards and outstanding performance units will vest, all in accordance with the terms of her employment agreement with the Company, dated October 22, 2008, previously filed with the Securities and Exchange Commission on February 27, 2009, as amended March 29, 2010, previously filed on April 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Key Energy Services, Inc.

Date: July 30, 2015	By:	/s/ Richard J. Alario
Richard J. Alario
Chief Executive Officer